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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant       [ ]

Filed by a Party other than the
Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
                                  Verity, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:

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2.  Aggregate number of securities to which transaction applies:

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3.  Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.  Proposed maximum aggregate value of transaction:

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5.  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.  Amount Previously Paid:

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9.  Date Filed:

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                                                        *** PRELIMINARY COPY ***

                                  VERITY, INC.
                                 894 ROSS DRIVE
                              SUNNYVALE, CA 94089
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 1999

To The Stockholders Of Verity, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Verity, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, September 21, 1999 at 11:00 a.m. local time at the Sunnyvale Sheraton, 1100 N. Mathilda Avenue, Sunnyvale, California for the following purpose:

     1. To elect two directors to hold office until the 2002 Annual Meeting of Stockholders.

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 30,000,000 to 100,000,000 shares and increase the authorized number of shares of Preferred Stock by five (5) shares to 2,000,000 shares.

     3. To approve the Company's 1995 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 1,300,000 to 2,000,000 shares.

     4. To approve the Company's 1995 Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 4,060,836 to 5,060,836 shares.

     5. To approve the Company's 1995 Outside Directors Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 200,000 to 500,000 shares, and to increase the annual grant size from 5,000 shares to 20,000 shares.

     6. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for its fiscal year ending May 31, 2000.

     7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on August 9, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          [FACSIMILE SIGNATURE]

                                          Timothy J. Moore
                                          Secretary

Sunnyvale, California
August 16, 1999

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                                        *** PRELIMINARY COPY ***

                                  VERITY, INC.
                                 894 ROSS DRIVE
                              SUNNYVALE, CA 94089
                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 21, 1999
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Verity, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on September 21, 1999, at 11:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Sunnyvale Sheraton, 1100 N. Mathilda Avenue, Sunnyvale, California. The Company intends to mail this proxy statement and accompanying proxy card on or about August 16, 1999, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on August 9, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on August 9, 1999, the Company had outstanding and entitled to vote [NUMBER OF SHARES] shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Except for Proposal 2, Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved. With respect to Proposal 2, broker non-votes will have the same effect as negative votes.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 894 Ross Drive, Sunnyvale, CA 94089, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.
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STOCKHOLDER PROPOSALS

     The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is April 18, 2000. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is May 24, 2000. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Board of Directors is presently composed of four members. There are two directors in the class whose term of office expires in 1999. The nominees for election to this class are currently directors of the Company. If elected at the Annual Meeting, the nominees would serve until the 2002 annual meeting and until their successors are elected and have qualified, or until such directors' earlier death, resignation or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that such nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The nominee has agreed to serve if elected, and management has no reason to believe that such nominee will be unable to serve.

     Set forth below is biographical information for the nominee and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING

     STEVEN M. KRAUSZ, age 44, has served as a member of the Company's Board of Directors since May 1988. Mr. Krausz has been a general partner of U.S. Venture Partners III, U.S.V. Entrepreneur Partners and BHMS Partners III since 1985. Mr. Krausz holds a B.S. in Electrical Engineering and a M.B.A. from Stanford University.

     CHARLES P. WAITE, JR., age 44, has served as a member of the Company's Board of Directors since May 1988. Mr. Waite has been a general partner of Olympic Venture Partners II and a vice president of Northwest Venture Services Corp. since 1987, a general partner of Olympic Venture Partners III since 1994 and a general partner of Olympic Venture Partners IV since 1997. Mr. Waite is also a director of Cardima, Inc. and several privately held companies. Mr. Waite holds an A.B. in History from Kenyon College and a M.B.A. from Harvard University.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

                                        2
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DIRECTOR CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

     STEPHEN A. MACDONALD, age 53, has served as a member of the Company's Board of Directors since December 1988. From May 1983 until May 1996, Mr. MacDonald was employed by Adobe Systems Incorporated where he served as Senior Vice President and Chief Operating Officer. From May 1996 to April 1998, he served as President and Chief Executive Officer of Active Software. Mr. MacDonald is currently a consultant. Mr. MacDonald is a director of Network Computing Devices, Inc. Mr. MacDonald holds a B.Sc. from Dalhousie University.

DIRECTOR CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

     GARY J. SBONA, age 56, has been the Company's President and Chief Executive Officer since July 1997, a director since May 1998 and the Chairman of the Board of Directors since March 1999. Since 1974, Mr. Sbona has also served as the chairman and chief executive officer of Regent Pacific Management Corporation, a professional services company that is currently providing the Company with management services. Mr. Sbona holds a B.S. in Business and Engineering from San Jose State University.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended May 31, 1999, the Board of Directors held nine meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with the Company's independent accountants at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Messrs. Krausz and Waite. It met one time during fiscal year 1999.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors:
Messrs. Krausz and Waite. It only took actions by unanimous written consent during fiscal year 1999.

     During the fiscal year ended May 31, 1999, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                   PROPOSAL 2

      APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 30,000,000 shares to 100,000,000 shares. The amendment also increases the authorized number of shares of Preferred Stock by five (5) shares to 2,000,000 shares. As amended, Article FOURTH, Paragraph 1 of the Corporation's Certificate of Incorporation shall read in its entirety as follows:

          "The Corporation is authorized to issue two classes of shares to be designated respectively Preferred Stock, having a par value of $0.001 per share ("Preferred"), and Common Stock, having a par value of $0.001 per share ("Common"). The total number of shares of Preferred this Corporation shall have authority to issue is 2,000,000, and the total number of shares of Common this Corporation shall have authority to issue is 100,000,000."

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

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware.

     In addition to the 12,805,912 shares of Common Stock outstanding at May 31, 1999, the Board of Directors has reserved 6,062,963 shares for issuance upon exercise of options and rights granted under the Company's stock option and stock purchase plans.

     If the stockholders of the Company approve this Proposal 2, the Board of Directors plans to consider the advisability of declaring a stock split distributed to stockholders as a stock dividend. However, the ultimate decision as to whether or not to declare a stock split, and if so then in which proportion, will be made only if this Proposal 2 is approved and then will be dependent upon the Company's stock price at the time, as well as market conditions and any other conditions the Board of Directors deems relevant. Consequently, if the stockholders do approve this Proposal 2, there can be no assurance that the Board of Directors will declare a stock split.

     Although at present the Board of Directors has no other plans to issue the additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. In addition, if a person or group of persons attempted a hostile takeover of the Company, such shares could be issued in connection with the Company's Rights Agreement, which would allow stockholders (other than the hostile parties) to purchase the Company's Common Stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     The affirmative vote of the holders of a majority of the shares of the Common Stock will be required to approve this amendment to the Company's Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                                        4
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                                   PROPOSAL 3

           APPROVAL OF 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

     At the Annual Meeting, the stockholders will be asked to approve an amendment to the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") to increase by 700,000 the maximum number of shares of Common Stock that may be issued under the Purchase Plan. The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock. As of May 31, 1999, an aggregate of 975,069 shares of Common Stock had been issued under the Purchase Plan and 324,931 shares remained available for future sales. To provide an adequate reserve of shares to permit the Company to continue offering employees a stock purchase opportunity, the Board of Directors has amended the Purchase Plan, subject to stockholder approval.

SUMMARY OF THE PURCHASE PLAN

     The following summary of the Purchase Plan, as amended, is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.

     General. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Each participant in the Purchase Plan is granted at the beginning of each offering under the Purchase Plan (an "Offering") the right to purchase through accumulated payroll deductions up to a number of shares of the Common Stock of the Company (a "Purchase Right") determined on the first day of the Offering. The Purchase Right is automatically exercised on each purchase date during the Offering unless the participant has withdrawn from participation in the Purchase Plan prior to such date.

     During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Anthony Bettencourt, 3,935 shares ($5.84); Hugh Njemanze, 3,870 shares ($5.84), James Ticehurst, 2,688 shares ($5.35); Ronald Weissman, 4,784 shares ($5.84); Todd Yamami, 2,132 shares ($5.54); all current executive officers as a group, 17,409 shares ($5.73); and all employees (excluding executive officers) as a group, 319,644 shares ($5.38).

     Shares Subject to Plan. Previously, the stockholders have authorized the issuance of an aggregate of 1,300,000 shares pursuant to the Purchase Plan. The Board of Directors has amended the Purchase Plan, subject to stockholder approval, to increase by 700,000 the maximum number of authorized but unissued or reacquired shares of Common Stock that may be issued under the Purchase Plan. Appropriate adjustments will be made to the shares subject to the Purchase Plan and outstanding Purchase Rights in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the Company's capital structure and may be made in the event of any merger, sale of assets or other reorganization of the Company. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the Purchase Plan.

     Administration. The Purchase Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). Subject to the provisions of the Purchase Plan, the Board determines the terms and conditions of Purchase Rights granted under the Purchase Plan. The Board interprets the Purchase Plan and Purchase Rights granted thereunder, and all determinations of the Board are final and binding on all persons having an interest in the Purchase Plan or any Purchase Rights. The Purchase Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the plan.

     Eligibility. Any employee of the Company or of any present or future parent or subsidiary corporation of the Company designated by the Board for inclusion in the Purchase Plan is eligible to participate in an Offering under the Purchase Plan so long as the employee is customarily employed for more than 20 hours per week and more than five months in any calendar year. However, no employee who owns or holds options to purchase, or as a result of participation in the Purchase Plan would own or hold options to purchase, five percent or more of the total combined voting power or value of all classes of stock of the Company or of any

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

parent or subsidiary corporation of the Company is eligible to participate in
the Purchase Plan. As of July 31, 1999, approximately [     ] employees,
including five executive officers, were eligible to participate in the Purchase Plan.

     Offerings. Offerings of Common Stock under the Purchase Plan commence on one or more dates determined by the Board, generally on or about April 1 and October 1 of each year (an "Offering Date"), and continue for such periods of time as established by the Board (an "Offering Period"), provided that no Offering Period may exceed 27 months. The Board currently limits Offering Periods to approximately 12 months in duration. Currently each Offering Period is comprised of two six-month "Purchase Periods" respectively running from about April 1 to about September 30 and from about October 1 to March 31. The last day of a Purchase Period is a "Purchase Date." An employee may not participate simultaneously in more than one Offering.

     Participation and Purchase of Shares. Participation in an Offering under the Purchase Plan is limited to eligible employees who authorize payroll deductions prior to the date set by the Board. Payroll deductions may not exceed 20% (or such other rate as the Board determines) of an employee's compensation on any payday during the Offering Period. An employee who becomes a participant in the Purchase Plan will automatically participate in each subsequent Offering Period beginning immediately after the last day of the Offering Period in which he or she is a participant until the employee withdraws from the Purchase Plan, becomes ineligible to participate, or terminates employment.

     Subject to certain limitations, each participant in an Offering has a Purchase Right equal to that number of shares (rounded to the nearest whole share) determined by the lesser of (i) multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and dividing the product by the fair market value of a share of Common Stock on the Offering Date or (ii) multiplying 208.33 shares by the number of months (rounded to the nearest whole month) in the Offering Period. As a further limitation, no participant may purchase in any event under the Purchase Plan shares of the Company's Common Stock having a fair market value exceeding $25,000 in any calendar year (measured by the fair market value of the Company's Common Stock on the first day of the Offering Period in which the shares are purchased). Purchase Rights are nontransferable and may only be exercised by the participant.

     Upon withdrawal, the Company will refund without interest the participant's accumulated payroll deductions not previously applied to the purchase of shares. Once a participant withdraws from an Offering, that participant may not again participate in the same Offering. If the fair market value of a share of Common Stock on the Offering Date of the current Offering in which employees are participating is greater than such fair market value on a Purchase Date during the Offering, then, unless a participant elects otherwise, each participant will be automatically withdrawn from the current Offering after purchasing shares and enrolled in the new Offering beginning immediately following such Purchase Date.

     On each Purchase Date during an Offering Period, the Company issues to each participant in the Offering the number of shares of the Company's Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during the Purchase Period by the purchase price, limited in any case by the maximum number of shares subject to the participant's Purchase Right for that Offering. The price at which shares are sold under the Purchase Plan is established by the Board but may not be less than 85% of the lesser of the fair market value per share of Common Stock on the Offering Date or on the Purchase Date. The fair market value of the Common Stock on any relevant date generally will be the closing price per share on such date as reported on the Nasdaq National Market. On July 30, 1999, the closing price per share of Common Stock was $49.50. Any payroll deductions under the Purchase Plan not applied to the purchase of shares will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to the next Purchase Period.

     Change in Control. The Purchase Plan provides that, in the event of (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Transfer of Control"), the surviving, continuing, successor or purchasing corporation or parent corporation thereof may assume the Company's rights and obligations under the Purchase Plan or substitute substantially equivalent Purchase Rights for such corporation's stock. However, if such corporation elects not to assume or replace the outstanding Purchase Rights, the Board may adjust the last day of the current Purchase Period to a date on or before the date of the Transfer of Control. Any Purchase Rights that are not assumed, replaced, or exercised prior to the Transfer of Control will terminate on the date of the Transfer of Control.

     Termination or Amendment. The Purchase Plan will continue until terminated by the Board or until all of the shares reserved for issuance under the plan have been issued. The Board may at any time amend or terminate the Purchase Plan, except that the approval of the Company's stockholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the Purchase Plan, or changing the definition of the corporations which may be designated by the Board as corporations the employees of which may participate in the Purchase Plan.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Purchase Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Generally, there are no tax consequences to an employee of either becoming a participant in the Purchase Plan or purchasing shares under the Purchase Plan. A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. The tax consequences of a disposition of shares vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after the Offering Date or within one year after the Purchase Date on which the shares are acquired (a "disqualifying disposition"), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the Purchase Date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the Offering Date and at least one year after the Purchase Date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) 15% of the fair market value of the shares on the Offering Date. Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant's death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) 15% of the fair market value of the shares on the Offering Date is recognized as ordinary income in the year of the participant's death.

     If the exercise of a Purchase Right does not constitute an exercise pursuant to an "employee stock purchase plan" under section 423 of the Code, the exercise of the Purchase Right will be treated as the exercise of a nonstatutory stock option. The participant would therefore recognize ordinary income on the Purchase Date equal to the excess of the fair market value of the shares acquired over the purchase price. Such income is subject to withholding of income and employment taxes. Any gain or loss recognized on a subsequent sale of the shares, as measured by the difference between the sale proceeds and the sum of (i) the purchase price for such shares and (ii) the amount of ordinary income recognized on the exercise of the Purchase Right, will be treated as a capital gain or loss, as the case may be.

     If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed the Company.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum at the Annual Meeting of Stockholders. Abstentions will have the same effect as a negative vote on this proposal, but broker non-votes will not be counted for or against this proposal.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

                                   PROPOSAL 4

                 APPROVAL OF 1995 STOCK OPTION PLAN, AS AMENDED

     The Company established the stock option plan the subject of this proposal (the "Option Plan") in August 1988. In June 1995, the Board of Directors amended and restated the Option Plan, extended its term and renamed the Option Plan the "Verity, Inc. 1995 Stock Option Plan." In 1996, the Board of Directors amended the Option Plan to (i) increase the number of shares of Common Stock of the Company authorized for issuance thereunder from 2,910,836 shares to 3,310,836 shares; (ii) provide that the Board of Directors may not decrease the exercise price of certain stock options or grant a new option in substitution therefor, without stockholder approval; (iii) provide that the maximum term of certain stock options granted from such 400,000 share increase (the "1996 Option Reserve Increase") will be eight years; and (iv) provide that the exercise price per share of any stock option granted under the Option Plan must equal at least the fair market value of a share of the Company's Common Stock on the date of grant of the stock option. The purpose of the Option Plan is to provide an equity interest for employees, directors and consultants of the Company or any parent or subsidiary corporation of the Company, in order to give them a greater personal interest in the success of the business and to provide added incentive to continue and advance in their employment or service to the Company.

     As a result of a series of amendments (excluding the 1,000,000 shares now proposed for stockholder approval), a total of 4,060,836 shares of Common Stock have been reserved for issuance under the Option Plan. As of May 31, 1999, options to purchase 1,700,568 shares of Common Stock granted pursuant to the Option Plan had been exercised, 2,495,831 shares of Common Stock were reserved for issuance upon the exercise of outstanding options at a weighted average exercise price of $12.61 per share, with exercise prices ranging from $1.00 to $32.50 and 454,178 shares of Common Stock remained available for future option grants (excluding the 1,000,000 shares now proposed for stockholder approval), which equaled approximately 3.1% of the total number of shares of Common Stock outstanding.

     During the last fiscal year, shares of Common Stock were granted in the amounts and at the weighted average prices per share under the Option Plan as follows: Anthony Bettencourt, 175,000 shares ($17.79); Hugh Njemanze, 75,000 shares ($18.53); James Ticehurst, 80,000 shares ($14.85); Ronald Weissman, 80,000 shares ($19.41); Todd Yamami, 45,000 shares ($21.44); Gary Sbona, 470,000 shares ($18.74); Steven M. Krausz, 50,000 shares ($25.07); Charles P. Waite, Jr., 50,000 shares ($25.07); all current executive officers as a group, 945,000 shares ($18.43); and all Directors who are not executive officers as a group, 150,000 shares ($25.07).

PROPOSED AMENDMENTS TO THE OPTION PLAN

     The Board of Directors has amended the Option Plan, subject to stockholder approval, to increase the number of shares of Company Common Stock reserved under the Option Plan by 1,000,000 shares (the "Option Reserve Increase") so that the total number of shares available for future grants as of May 31, 1999 under the Option Plan would be 1,454,178. The stockholders are now being asked to approve the Option

Reserve Increase at the Annual Meeting in order to make available sufficient shares for continued operation of the Option Plan.

     The Company seeks to attract, motivate and retain talented and enterprising employees by rewarding performance and encouraging behavior that will improve the Company's profitability. It believes that the Option Plan plays an important role in achieving these objectives by enabling the Company to provide broad employee equity interests in the Company. The Company believes that equity incentives provided by the Option Plan help align the interests of the employees with the interests of the Company's stockholders, and enhance the Company's ability to continue recruiting and retaining qualified officers, employees and consultants essential to the success of the Company. Management believes that the continued operation of the Option Plan necessitates an increase in the share reserve under the Option Plan.

     The Company has engaged Regent Pacific Management Corporation ("Regent Pacific") to provide management services to the Company, with employees of Regent Pacific currently serving as the Company's President and Chief Executive Officer, Chief Operating Officer, Vice President, Development and Technical Services, and Vice President of Product Strategy, respectively (See "Employment Agreements and Termination and Change in Control Agreements" and "Certain Transactions"). The Company's goal for the longer term is to attract and retain key executive officers to replace the Regent Pacific personnel. In order to attract and retain such key management personnel, the Company believes that it must offer attractive equity incentives and that the number of shares of Common Stock currently authorized for issuance pursuant to the Option Plan may be inadequate for such purpose.

SUMMARY OF THE PROVISIONS OF THE OPTION PLAN

     The following summary of the Option Plan, as amended, is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any stockholder upon request.

     General. The Option Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Code, and nonstatutory stock options. As of May 31, 1999, options to purchase 1,700,568 shares of Common Stock granted pursuant to the Option Plan had been exercised, 2,005,653 shares of Common Stock were reserved for issuance upon the exercise of outstanding options, and 454,178 shares of Common Stock remained available for future grants.

     Shares Subject to Plan. Currently, a maximum of 4,060,836 of the authorized but unissued or reacquired shares of Common Stock of the Company may be issued upon the exercise of options granted pursuant to the Option Plan. The Board of Directors has amended the Option Plan, subject to stockholder approval, to increase by 1,000,000 the maximum number of shares of Common Stock issuable thereunder to an aggregate of 5,060,836.

     If the stockholders approve the 1,000,000 share increase in the number of shares authorized for issuance under the Option Plan, 1,454,178 shares of Common Stock would be available for future option grants as of May 31, 1999, which equals approximately 11.3% of the total number of shares of Common Stock outstanding as of that date. The Option Plan imposes a limit under which no employee may receive in any fiscal year of the Company options to purchase in excess of 500,000 shares (the "Grant Limit"). The Grant Limit is intended to comply with Section 162(m) of the Code and the regulations thereunder in order to preserve the Company's ability to fully deduct any compensation expense related to options granted under the Option Plan. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Option Plan, to the Grant Limit and to outstanding options. To the extent any outstanding option under the Option Plan expires or terminates prior to exercise in full or if shares issued upon exercise of an option are repurchased by the Company, the shares of Common Stock for which such option is not exercised or the repurchased shares are returned to the Option Plan and become available for future grant, but do not increase the total number of shares authorized for issuance under the Option Plan.

     Administration. The Option Plan is administered by the Board of Directors or a duly appointed committee of the Board (hereinafter referred to as the "Board"). The Option Plan provides that with respect to the participation of individuals whose transactions in the Company's equity securities are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Option Plan must be administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. With respect to persons covered by Section 162(m) of the Code the Option Plan permits administration in compliance with Section 162(m) of the Code (for more information on Section 162(m) of the Code, please see the paragraph "Potential Limitation on Company Deductions" below). Subject to the provisions of the Option Plan, the Board determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability of each option or the vesting of shares acquired upon the exercise of an option, including the effect thereon of an optionee's termination of service, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option, the duration of each option, and all other terms and conditions of the options. The Option Plan authorizes the Board to amend, modify, extend, renew, or grant a new option in substitution for, any option, to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof, and to accelerate, continue, extend or defer the exercisability of any option or the vesting of any shares acquired upon the exercise of an option, including with respect to the period following an optionee's termination of service with the Company. However, the Board may not decrease the exercise price of a stock option granted from the 1996 Option Reserve Increase, or grant a new option in substitution therefor having a lower exercise price without the approval of the stockholders of the Company. Subject to certain limitations, the Option Plan provides for indemnification by the Company of any director, officer of employee against all reasonable expenses, including attorney's fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Option Plan. The Board will interpret the Option Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Option Plan or any option.

     Eligibility. Generally, all employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the Option Plan. As of June 30, 1999, the Company had approximately 295 employees, including nine executive officers and four directors. In addition, the Option Plan permits options to be granted to prospective employees and consultants in connection with written offers of employment or engagement. Any such options may not become exercisable prior to such individual's commencement of service. Any person eligible under the Option Plan may be granted a nonstatutory option. However, only employees may be granted incentive stock options.

     Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Option Plan. The exercise price per share of each option must equal at least the fair market value of a share of the Company's Common Stock on the date of grant. The exercise price of any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Stockholder") must be at least 110% of the fair market value of a share of the Company's Common Stock on the date of grant. The Board determines the fair market value of the Company's Common Stock in its sole discretion.

     The option exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a promissory note, by any other lawful consideration approved by the Board, or by any combination of these. The Board may nevertheless restrict the forms of payment permitted in connection with any option grant.

     Options granted under the Option Plan become exercisable and vested at such times and subject to such conditions as specified by the Board. Generally, options granted under the Option Plan are exercisable on and after the date of grant, subject to the right of the Company to reacquire at the optionee's exercise price any unvested shares held by the optionee upon termination of employment or service with the Company or if the optionee attempts to transfer any unvested shares. Shares subject to options generally vest in installments subject to the optionee's continued employment or service. The maximum term of an incentive stock option or nonstatutory stock option that draws upon shares from the 1996 Option Reserve Increase under the Option Plan is eight years unless the incentive stock option is granted to a Ten Percent Stockholder, in which case the maximum term is five years. The maximum term of any other incentive stock option granted under the Option Plan is ten years unless granted to a Ten Percent Stockholder, in which case the maximum term is five years. Consistent with the Code, the Option Plan does not limit the term of any nonstatutory stock option not drawing upon shares from the 1996 Option Reserve Increase. Options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

     Transfer of Control. The Option Plan provides that, in the event of (i) a sale or exchange by the stockholders of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred in substantially the same proportions as prior to such event (a "Transfer of Control"), the acquiring or successor corporation may assume the Company's rights and obligations under outstanding options or substitute substantially equivalent options for such corporation's stock. To the extent that the options outstanding under the Option Plan are not assumed, substituted for, or exercised prior to the Transfer of Control, they will terminate; provided, however, that the terms of certain options provide for acceleration of vesting upon such a change in control (see "Employment Agreements and Termination and Change in Control Agreements").

     Termination and Amendment. The Option Plan will continue in effect until the earlier of its termination by the Board or the date on which all shares available for issuance under the Option Plan have been issued and all restrictions on such shares under the terms of the Plan and the option agreements have lapsed, provided that all incentive stock options must be granted prior to July 19, 2006, the date on which the Board approved the amendment of the Option Plan. The Board may terminate or amend the Option Plan at any time, but, without stockholder approval, the Board may not amend the Option Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive incentive stock options, or expand the class of persons eligible to receive nonstatutory stock options. No amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option's status as an incentive stock option or is necessary to comply with any applicable law.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION PLAN

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than

12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an item of adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basic adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date will be after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1933, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to a covered employee in a taxable year to the extent that non-performance-based compensation paid to such a covered employee exceeds $1 million. It is possible that compensation attributable to stock options granted under the Option Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. Treasury regulations issued under Section 162(m) of the Code provide that compensation attributable to stock options will qualify as performance-based compensation if: (i) the stock option plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the stock option is granted by a compensation committee comprised solely of "outside directors;" and (iv) the exercise price of the stock option is no less than the fair market value of the stock on the date of grant. The term "outside directors" excludes from the compensation committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

ADDITIONAL INFORMATION

     1996 Nonstatutory Stock Option Plan: In February 1996, the Company's Board of Directors approved the 1996 Nonstatutory Stock Option Plan. Pursuant to the 1996 Nonstatutory Stock Option Plan, the Board of Directors has the power to grant nonstatutory stock options to employees, prospective employees, consultants and prospective consultants; provided, however, that no such grant may be made to a person who is (i) a holder of 10% or more of the Company's stock or (ii) an executive officer or director of the Company. In April 1997, the Company increased the number of shares reserved under the 1996 Nonstatutory Stock Option Plan from 300,000 to 600,000 shares of Common Stock for issuance to certain employees and consultants of the Company. In March 1998, the Company raised the number of shares to 1,860,000 shares of Common Stock for issuance to certain employees and consultants of the Company. In May 1999, the Company raised the number of shares to 2,860,000 shares of Common Stock for issuance to certain employees and consultants of the Company. At May 31, 1999, 487,779 shares of Common Stock were available for grant under the 1996 Nonstatutory Stock Option Plan.

     Outside Directors Plan: In July 1995, the Company's Board of Directors approved the 1995 Outside Directors Plan and reserved 200,000 shares of Common Stock for issuance to directors of the Company who are not employees of the Company. The Outside Directors Plan provides for the automatic granting of nonqualified stock options to directors of the Company who are not employees of the Company. The Board is seeking approval of an increase in the number of shares reserved for issuance under the 1995 Outside Directors Plan in Proposal
5. See Proposal 5 for more details on the terms of the 1995 Outside Directors Plan.

     1997 Stock Option Plan for Verity Canada: In May 1997, the Company's Board of Directors authorized the adoption of the 1997 Stock Option Plan for Verity Canada. Under this plan, the Company has reserved 150,000 shares of Common Stock for issuance to certain employees and consultants of Verity Canada. The terms of the 1997 Stock Option Plan for Verity Canada are substantially the same as those of the 1995 Stock Option Plan. In March 1998, the Company increased the number of shares reserved under the Plan from 150,000 to 390,000 shares of Common Stock for issuance to certain employees and consultants of the Company. In May 1999, the Company increased the number of shares reserved under the Plan from 390,000 to 590,000 shares of Common Stock for issuance to certain employees and consultants of the Company. At May 31, 1999, 199,008 shares of Common Stock were available for grant under the 1997 Stock Option Plan for Verity Canada.

VOTE REQUIRED AND BOARD OF DIRECTOR'S RECOMMENDATION.

     The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum at the Annual Meeting of Stockholders. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have no effect on the outcome of this vote.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.

                                   PROPOSAL 5

        APPROVAL OF 1995 OUTSIDE DIRECTORS STOCK OPTION PLAN, AS AMENDED

     In July 1995, the Company's Board of Directors adopted, and the stockholders subsequently approved, the Company's 1995 Outside Directors Plan (the "Directors' Plan") and reserved 200,000 shares of Common Stock for issuance to directors of the Company who are not employees of the Company. The Outside Directors Plan provides for the automatic granting of nonqualified stock options to directors of the Company who are not employees of the Company.

     In July 1999, the Board of Directors amended the Directors' Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Directors' Plan from a total of 200,000 shares to a total of 500,000 shares, and to increase the number of shares granted to each non-employee director each year from 5,000 shares to 20,000 shares. The Board of Directors adopted this amendment in order to ensure that the Company can continue to attract and retain non-employee directors.

     As of July 31, 1999, options (net of canceled or expired options) covering an aggregate of 150,000 shares of the Company's Common Stock had been granted under the Directors' Plan. Only 50,000 shares of Common Stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan.

     Stockholders are requested in this Proposal 5 to approve the amendments to the Directors' Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this proposal has been approved.

SUMMARY OF THE PROVISIONS OF THE DIRECTORS' PLAN

     The essential features of the Directors' Plan are outlined below:

GENERAL

     The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

     The Board of Directors adopted the Directors' Plan to provide a means by which non-employee directors of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Three of the current directors of the Company are eligible to participate in the Directors' Plan.

ADMINISTRATION

     The Board of Directors administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option except in the sense of administering the Plan subject to the provisions of the Plan.

     The Board has the power to delegate administration of the Directors' Plan to a committee of the Board. As used herein with respect to the Directors' Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

ELIGIBILITY

     The Directors' Plan provides that options may be granted only to non-employee directors of the Company. A "non-employee director" is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of the Company or any affiliate.

STOCK SUBJECT TO THE DIRECTORS' PLAN

     Subject to this Proposal, an aggregate of 500,000 shares of Common Stock is reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again becomes available for issuance under the Directors' Plan. If the Company reacquires unvested stock issued under the Directors' Plan, the reacquired stock may be reissued under the Directors' Plan.

TERMS OF OPTIONS

     The following is a description of the terms of options under the Directors' Plan. Individual option grants may not be more restrictive as to the terms described below except as otherwise noted.

     Automatic Grants. Each person who is first elected or appointed as an outside director to the Board (excluding any person who is already a director at the time of first becoming an outside director) on or after the effective date of the Directors' Plan is automatically granted an option to purchase 20,000 shares of Common Stock on the date of such election or appointment. Thereafter at each annual meeting of the stockholders, those outside directors with six months of service as a director (not necessarily as an outside director) who will be outside directors after such meeting automatically receive a new option to purchase 20,000 shares of the Company's Common Stock (5,000 shares of the Company's Common Stock if this Proposal 5 is not approved).

     Exercise Price; Payment. The exercise price of options is the fair market value of the stock subject to the option on the date of the grant. At July 30, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $49.50 per share.

     The exercise price of options granted under the Directors' Plan must be paid either in cash at the time the option is exercised or (i) by delivery of other Common Stock of the Company, (ii) by the assignment of the proceeds from a sale or loan with respect to some or all of the shares being acquired, or (iii) in any combination of the foregoing.

     Repricing. In the event of a decline in the value of the Company's Common Stock, the Board does not have the authority to offer optionholders the opportunity to replace outstanding higher-priced options with new lower-priced options granted under the Directors' Plan.

     Option Exercise. Options granted under the Directors' Plan become exercisable in cumulative increments ("vest") as set out in the Directors' Plan during the optionholder's continuous service as a director or employee of or consultant to the Company ("service"). The Board does not have the power to accelerate the time during which an option may vest without amending the Directors' Plan. Options granted under the Directors' Plan do not permit exercise prior to vesting. The Company may require, in its discretion, that an optionholder satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the Common Stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of the Company or by a combination of these means.

     Term. The term of options under the Directors' Plan is 10 years. Options under the Directors' Plan terminate three months after termination of the optionholder's service unless (i) such termination is due to the optionholder's disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 6 months of such termination; or (ii) the optionholder dies before the optionholder's service has terminated, or within three months after termination of such service, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 6 months of the optionholder's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. An optionholder has no right to designate a beneficiary who may exercise the option following the optionholder's death.

     The option term is extended in the event that exercise of the option within these periods is prohibited. An optionholder's option agreement provides that if the exercise of the option following the termination of the optionholder's service would result in liability under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option, (ii) the 10th day after the last date on which such exercise would result in such liability under Section 16(b), or (iii) the 190th day after termination of service. An optionholder's option agreement also provides that if the exercise of the option following the termination of the optionholder's service would be prohibited by law, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the optionholder is notified by the Company that exercise of the option would not be in violation of applicable law.

     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as determined by the Board.

RESTRICTIONS ON TRANSFER

     The optionholder may not transfer an option otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionholder, an option may be exercised only by the optionholder.

ADJUSTMENT PROVISIONS

     Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the Directors' Plan and outstanding options. In that event, the Directors' Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Directors' Plan, and outstanding options will be adjusted as to the class, number of shares and price per share of Common Stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The Directors' Plan provides that, in the event of: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock, (ii) a merger or consolidation in which the Company is a party, (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company, or (iv) a liquidation or dissolution of the Company wherein, upon any such event, the stockholders of the Company immediately before such event do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of the voting stock of the Company, its successor, or the corporation to which the assets of the Company were transferred (a "Transfer of Control"), the surviving, continuing, successor or purchasing corporation or parent corporation thereof may assume the outstanding options or substitute substantially equivalent options to purchase such corporation's stock. Whether or not such corporation elects to assume or replace outstanding options, the outstanding options will be immediately exercisable and vested in full ten days prior to the date of the Transfer of Control (with such exercisability and vesting conditioned on the consummation of the Transfer of Control). If not exercised, assumed or substituted then outstanding options will terminate on the date of the Transfer of Control. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Directors' Plan will terminate on the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

     The Board may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Directors' Plan to satisfy Rule 16b-3 of the Exchange Act; (ii) increase the number of shares reserved for issuance upon exercise of options; or
(iii) change any other provision of the Directors' Plan in any other way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or any securities exchange listing requirements. However, the Board may not amend the Plan more than once every six months with respect to the provisions of the Plan that relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Board may submit any other amendment to the Directors' Plan for stockholder approval.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE DIRECTORS' PLAN

     Stock options granted under the Directors' Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or whose options are not exempt on grant from the application of Section 16(b) of the Exchange Act. If the optionholder becomes an employee, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code (if then applicable) and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

     Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 5.

                                   PROPOSAL 6

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending May 31, 2000 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP, together with Coopers & Lybrand LLP, the predecessor entity of PricewaterhouseCoopers LLP, has audited the Company's financial statements since its inception. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 6.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock as of June 30, 1999 by:

     - each director and nominee for director;

     - each of the executive officers named in the Summary Compensation Table;

     - all directors and executive officers as a group; and

     - each person, or group of affiliated persons, known by the Company to be beneficial owners of 5% or more of its common stock;

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of June 30, 1999 are deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person.

     Except as indicated in this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Percentage of ownership is based on 12,937,659 shares of common stock, outstanding on June 30, 1999. Unless otherwise indicated, the address of each of the individuals named below is 894 Ross Drive, Sunnyvale, California 94089.

                                                                BENEFICIAL OWNERSHIP
                                                              -------------------------
                                                                            NUMBER OF
                                                              NUMBER OF      SHARES
                                                               SHARES       ISSUABLE        PERCENT
                                                              ACTUALLY     PURSUANT TO    BENEFICIALLY
                  NAME OF BENEFICIAL OWNER                     ISSUED     STOCK OPTIONS      OWNED
                  ------------------------                    ---------   -------------   ------------
DIRECTORS AND EXECUTIVE OFFICERS
Gary J. Shona...............................................        --        820,000         5.96%
Anthony J. Bettencourt......................................     1,497        270,000         2.06
Hugh S. Njemanze............................................    44,500        164,123         1.59
James E. Ticehurst..........................................     1,953        103,218        *
Ronald F.E. Weissman........................................    13,637        153,647         1.28
Steven M. Krausz............................................        --         75,000        *
Stephen A. MacDonald........................................     4,201         82,000        *
Charles P. Waite, Jr. ......................................     4,764         62,000        *
All executive officers and directors as a group (12
  persons)..................................................    73,777      1,785,466        12.63%

---------------
* Represents less than one percent.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and the Company's other equity securities. Officers, directors and greater than ten percent stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended May 31, 1999, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Directors do not receive any cash compensation for their services as members of the Board of Directors, although they are reimbursed for their expenses in attending Board and committee meetings. In addition, all Directors who have served on the Board for more than six months and are not members of management will receive stock options to purchase 5,000 shares of Common Stock pursuant to the 1995 Outside Directors Stock Option Plan upon the date of each annual stockholders' meeting. The exercise price of each option is the fair market value on the day it is granted. Each option will vest over four years and generally must be exercised within ten years. The Company is seeking in Proposal 5 to increase the number of shares subject to the automatic grant of stock options under the 1995 Outside Directors Stock Option Plan to 20,000 shares. For a further description of the terms of the 1995 Outside Directors Stock Option Plan, see Proposal 5.

     During the last fiscal year, the Company granted options covering 50,000 shares to each of Steven M. Krausz, Stephen A. MacDonald and Charles P. Waite, Jr., at a weighted average exercise price of $25.07 per share. Five thousand of these options were granted under the 1995 Outside Directors Stock Option Plan and the remainder were granted under the 1995 Stock Option Plan. The per share exercise price of each option is the fair market value of such common stock on the date of grant (based on the closing sales price reported in the Nasdaq National Market for the date of grant).

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

     The following table shows for the fiscal years ended May 31, 1997, 1998 and 1999, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at May 31, 1999 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                 ANNUAL COMPENSATION        ------------
                                             ----------------------------    SECURITIES
                                             FISCAL                          UNDERLYING     ALL OTHER
        NAME AND PRINCIPAL POSITION           YEAR     SALARY     BONUS        OPTION      COMPENSATION
        ---------------------------          ------   --------   --------   ------------   ------------
Gary J. Sbona..............................   1999    $ 52,000   $ 10,400     470,000         $  585(1)
  President, Chief Executive Officer          1998      15,167         --     350,000             73(1)
  and Chairman of the Board(2)                1997          --         --          --             --
Anthony J. Bettencourt.....................   1999     200,000    200,000     175,000            264(1)
  Senior Vice President,                      1998     147,051    292,500(4)   150,000           198(1)
  Worldwide Sales and Product Marketing(3)    1997      60,633     92,015      50,000            124(1)
Hugh S. Njemanze...........................   1999     196,875     39,375      75,000            408(1)
  Chief Technology Officer                    1998     171,250     35,000      55,000            408(1)
                                              1997     133,333          0      88,000            324(1)
James E. Ticehurst.........................   1999     136,250     27,250      80,000          1,422(1)
  Vice President, Finance and
Administration                                1998     106,711     21,342      30,000            994(1)
  and Assistant Secretary                     1997      79,333         --       6,100            684(1)
Ronald F.E. Weissman.......................   1999     213,333     42,667      80,000            696(1)
  Vice President, Strategy                    1998     183,333     40,000      35,000            696(1)
  and Corporate Marketing                     1997       4,327     15,000          --             29(1)

---------------
(1) Represents premiums paid on behalf of such Named Executive Officer for life insurance coverage in excess of a base amount of $50,000 in coverage.

(2) Mr. Sbona is partially compensated for his services to the Company by Regent Management Corporation. See "Certain Transactions" below.

(3) Mr. Bettencourt served as Vice President, Worldwide Sales and Marketing, of the Company until December 1996. He rejoined the Company in September 1997, and currently serves as Senior Vice President, Worldwide Sales and Marketing.

(4) Of such amount, $180,000 represents a signing bonus paid in connection with Mr. Bettencourt rejoining the Company in September 1997, and $112,500 represents sales commissions earned under a sales commission plan.

                       STOCK OPTION GRANTS AND EXERCISES

     The Company grants options to its executive officers under its 1995 Stock Option Plan. As of June 30, 1999, options to purchase a total of 1,972,610 shares were outstanding under the 1995 Stock Option Plan and options to purchase 466,987 shares remained available for grant thereunder.

     The following tables show for the fiscal year ended May 31, 1999, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       PERCENT OF
                                         TOTAL
                                        OPTIONS                                        POTENTIAL REALIZABLE VALUE
                          NUMBER OF    GRANTED TO                                       AT ASSUMED ANNUAL RATES
                          SECURITIES   EMPLOYEES               OPTION                 OF STOCK PRICE APPRECIATION
                          UNDERLYING   IN FISCAL                DATE                       FOR OPTION TERM(3)
                           OPTIONS      YEAR IN     EXERCISE   MARKET    EXPIRATION   ----------------------------
          NAME            GRANTED(1)    1999(2)      PRICE      VALUE       DATE         5% ($)         10% ($)
          ----            ----------   ----------   --------   -------   ----------   ------------   -------------
Gary J. Sbona...........   260,000        9.45      $ 7.625    $ 7.625   10/20/2006    $  946,556     $ 2,267,165
                           210,000        7.63       32.500     32.500   05/25/2007     3,258,633       7,804,993
                           -------       -----                                         ----------     -----------
                           470,000       17.07                                          4,205,189      10,072,158
Anthony J.
  Bettencourt...........    50,000        1.82        5.875      5.875   09/01/2006       140,253         335,929
                            50,000        1.82        7.625      7.625   10/20/2006       182,030         435,993
                            75,000        2.72       32.500     32.500   05/25/2007     1,163,797       2,787,498
                           -------       -----                                         ----------     -----------
                           175,000        6.36                                          1,486,080       3,559,420
Hugh S. Njemanze........    30,000        1.09        5.875      5.875   09/01/2006        84,151         201,557
                            10,000        0.36        7.625      7.625   10/20/2006        36,406          87,199
                            35,000        1.27       32.500     32.500   05/25/2007       543,106       1,300,832
                           -------       -----                                         ----------     -----------
                            75,000        2.72                                            663,663       1,589,588
James E. Ticehurst......    25,000        0.91        5.875      5.875   09/01/2006        70,127         167,964
                            30,000        1.09        7.625      7.625   10/20/2006       109,218         261,596
                            25,000        0.91       32.500     32.500   05/25/2007       387,932         929,166
                           -------       -----                                         ----------     -----------
                            80,000        2.91                                            567,277       1,358,726
Ronald F.E. Weissman....    30,000        1.09        5.875      5.875   09/01/2006        84,152         201,558
                            10,000        0.36        7.625      7.625   10/20/2006        36,406          87,199
                            40,000        1.45       32.500     32.500   05/25/2007       620,692       1,486,665
                           -------       -----                                         ----------     -----------
                            80,000        2.91                                            741,250       1,775,422

---------------
(1) Options granted in fiscal 1999 generally vest over a 12-month period.

(2) Based on an aggregate of 2,802,585 options granted to employees, including the Named Executive Officers, in fiscal year 1999.

(3) The potential realizable value is calculated based on the term of the option at its time of grant, 10 years, compounded annually. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                        SHARES ACQUIRED                           OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS
         NAME           ON EXERCISE(1)    VALUE REALIZED(2)          YEAR END(1)          AT FISCAL YEAR END(1)(3)
         ----           ---------------   -----------------   -------------------------   ------------------------
                                                                   VESTED/UNVESTED            VESTED/UNVESTED
Gary J. Sbona ........           0           $       --         501,666/318,334           $13,698,837/$2,913,663
Anthony J.
  Bettencourt.........      40,000              809,074         119,310/150,690           3,277,878/ 2,122,747
Hugh S. Njemanze......      80,957            2,388,398          73,379/90,744            2,003,429/ 1,474,751
James E. Ticehurst ...       8,317              149,046          44,033/59,185            1,178,723/  936,765
Ronald F.E.
  Weissman............      36,353              891,987          54,104/99,543            1,484,395/ 1,659,512

---------------
(1) These options are immediately exercisable in full at the date of grant, but shares purchased upon exercise of unvested options are subject to a repurchase right in favor of the Company to repurchase unvested shares at the original issuance price.

(2) Represents the fair market value of the underlying securities on the exercise date minus the aggregate exercise price of such option.

(3) Calculated on the basis of the fair market value of the underlying securities as of May 28, 1999, of $33.1875 per share, the last trading day of fiscal 1999, as reported by the Nasdaq National Market, minus the aggregate exercise price.

                        EMPLOYMENT AGREEMENTS AND TERMINATION
                          AND CHANGE IN CONTROL AGREEMENTS

     The 1995 Stock Option Plan provides that, in the event of (a) a sale or exchange by the stockholders of all or substantially all of the Company's voting stock or certain mergers or consolidations to which the Company is a party and in which the Company's stockholders do not retain beneficial ownership of at least a majority of the Company's or the Company's successor's voting stock, (b) the sale, exchange or transfer of all or substantially all of the Company's assets other than to one or more subsidiary corporations, or (c) liquidation or dissolution of the Company, the Board of Directors may provide for the acquiring or successor corporation to assume or substitute new options for the options outstanding under the 1995 Stock Option Plan. To the extent that the options outstanding under the 1995 Stock Option Plan are not assumed, substituted for, or exercised prior to such event, they will terminate; provided, however, that the Company has granted options to certain of its officers, including the Named Executive Officers, which provide for acceleration of vesting upon such a change in control.

     Under the 1995 Stock Option Plan, the Board of Directors retains discretion to modify the terms, including the price, of outstanding shares. Options granted under that plan are immediately exercisable, subject to a right of repurchase in favor of the Company for all exercised, unvested shares. Generally, 12.5% of the shares subject to options granted to new employees become vested six months after the date of commencement of employment and 2.083% of the shares subject to options vest upon completion of each succeeding full month of continuous employment with the Company. Shares subject to options granted to existing employees generally vest at the rate of 2.083% per month for 48 months following the date of grant. Generally, options have a term of eight (8) years. All options were granted at fair market value as determined by the Board of Directors on the date of grant.

     On July 31, 1997, Gary J. Sbona was appointed as the Company's President and Chief Executive Officer, and the Company entered into an agreement with Regent Pacific Management Corporation, a management firm of which Mr. Sbona is the chief executive officer, which agreement was subsequently amended. See "Certain Transactions."

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") is comprised of two non-employee directors of the Board of Directors, Messrs. Krausz and Waite. The Committee is responsible for setting and administering policies governing compensation of executive officers. For all executive officers, the Committee reviews the performance and compensation levels for executive officers, sets salary and bonus levels and makes option grants under the Company's 1995 Stock Option Plan.

COMPENSATION POLICIES GENERALLY

     The goals of the Company's executive officer compensation policies are to attract, retain and reward executive officers who contribute to the Company's success, to align executive officer compensation with the Company's performance and to motivate executive officers to achieve the Company's business objectives. The Company uses salary, executive officer bonuses and stock options to achieve these goals.

     SALARIES AND BONUSES. Salaries are set for each executive officer with reference to a range of salaries for comparable positions among high technology companies of similar size and location. Annual salary adjustments take into account individual executive officers' achievements during the prior fiscal year towards key Company-wide objectives set annually by the Board of Directors, in consultation with the Chief Executive Officer, as well as the executive officers' performance of their individual responsibilities.

     Variable cash incentive compensation for fiscal 1999 was provided through the Company's employee bonus plan for all executive officers except for the executive officer responsible for sales operations, whose bonus plan for fiscal 1999 was determined based upon negotiations between the officer and the Company. In accordance with the Committee's goal, fiscal 1999 variable cash incentive compensation for the bonus plan participants was targeted for up to 20% of the officer's salary if predetermined corporate revenue and net income objectives were achieved.

     STOCK OPTIONS. The Committee strongly believes that equity ownership by executive officers provides incentives to build stockholder value and align the interests of executive officers with the stockholders. Initial stock option grants to executive officers are subject to four year vesting. The size of the initial grant has been determined with reference to comparable stock option compensation offered by similarly sized high technology companies for similar positions and the responsibilities and expected future contributions of the executive officer, as well as recruitment considerations. In determining the size of, or whether to grant, refresher grants, the Committee has considered each executive officer's performance during the previous periods and expected contributions during future periods, as well as the relative position and responsibilities of each executive officer and previous option grants to such executive officers. Generally, refresher option grants vest monthly over a one year period from the date of grant. The Committee believes that refresher options have provided strong incentives for executive officers to remain with the Company.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Company has considered regulations of the Internal Revenue Service which restrict deductibility of executive compensation paid to each of the five most highly compensated executive officers at the end of any fiscal year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or proposed regulations. The Committee concluded in March 1996 that it would be advisable to establish certain restrictions on the granting of options under the Option Plan to assist in the qualification of compensation recognized in connection with the exercise of such options for an exemption; these restrictions were approved at the Special Meeting of Stockholders held on March 28, 1996. The Committee does not believe that other components of the Company's compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

CHIEF EXECUTIVE OFFICER COMPENSATION

     On July 31, 1997, the Company and Regent Pacific Management Corporation ("Regent Pacific") executed an agreement (the "Agreement") pursuant to which Regent Pacific agreed to provide certain management services to the Company for a term of 12 months, including a noncancelable period of 26 weeks, in exchange for a retainer of $200,000 and fees of $50,000 per week. On April 13, 1998, the Company and Regent Pacific executed an amendment to the Agreement (the "Amendment"). Pursuant to the Amendment, Regent Pacific increased the size of the management team provided to the Company; the Company hired Gary J. Sbona as an employee at a salary of $52,000 per year, effective as of February 16, 1998; the parties agreed to extend the term of the Agreement to 25 months, including an extension of the noncancelable period to February 28, 1999; the Company granted an incentive stock option to Mr. Sbona to purchase 350,000 shares of the Company's Common Stock; and the Company agreed to release $146,000 of the retainer to Regent Pacific upon the expiration of the noncancelable period and Regent Pacific agreed to return $54,000 of the retainer to the Company to offset Mr. Sbona's salary. The Amendment provides that the Company may terminate the Agreement upon 60 days written notice to Regent Pacific at any time after the expiration of the noncancelable period, and that the Company has an option to extend the Agreement for an additional 26 week period.

     In October 1998, the Board of Directors granted Mr. Sbona another option to purchase an additional 260,000 shares of Common Stock, at an exercise price of $7.625 per share. In May 1999, the Board of Directors granted Mr. Sbona a third option to purchase an additional 210,000 shares of Common Stock, at an exercise price of $32.50 per share. The shares subject to these options vest on a monthly basis during the 13-month period ending on February 28, 1999, the 12-month period ending on October 20, 1999, and the 12-month period ending May 25, 2000, respectively, subject to Mr. Sbona's continued employment as President and Chief Executive Officer. The shares subject to these options shall fully vest upon the occurrence of certain change of control transactions or upon a termination of Mr. Sbona without cause. The options also remain exercisable for one year following the termination of Mr. Sbona's services.

     On March 12, 1999, the Company extended its agreement with Regent Pacific Management Corporation until August 31, 2000. Under this amended agreement, Regent Pacific continues to provide certain services to the Company for a fee of $50,000 per week. The new agreement provides the Company with an option to further extend the term of this agreement through February 2001.

                                          Compensation Committee

                                          Steven M. Krausz
                                          Charles P. Waite, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Steven M. Krausz and Charles P. Waite, Jr. served as members of the Board of Directors' compensation committee during the fiscal year ended May 31, 1999.

     None of the Company's executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or compensation committee.

     The Company has entered into indemnification agreements with its directors and officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by law.

PERFORMANCE MEASUREMENT COMPARISON(1)

     The following graph shows the total stockholder return of an investment of $100 in cash on October 6, 1995 for (i) the Company's Common Stock, (ii) the Nasdaq Stock Market and (iii) the American Stock Exchange Biotechnology Index (the "AMEX Biotech"). All values assume reinvestment of the full amount of all dividends and are calculated as of May 31 of each year:

     Comparison of 5 year Cumulative Total Return on Investment from October 6, 1995 through May 29, 1999:

                 COMPARISON OF 44 MONTH CUMULATIVE TOTAL RETURN
            AMONG VERITY, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
               AND THE NASDAQ COMPUTER AND DATA PROCESSING INDEX

                                                                                  NASDAQ STOCK              NASDAQ COMPUTER &
                                                      VERITY, INC.                MARKET (U.S.)              DATA PROCESSING
                                                      ------------                -------------             -----------------
10/6/1995                                                  100                         100                         100
10/95                                                      199                         103                         110
11/95                                                      269                         105                         111
12/95                                                      239                         104                         109
1/96                                                       205                         105                         108
2/96                                                       257                         109                         115
3/96                                                       182                         109                         114
4/96                                                       186                         118                         128
5/96                                                       212                         124                         132
6/96                                                       155                         118                         127
7/96                                                       118                         108                         114
8/96                                                       132                         114                         117
9/96                                                        67                         122                         130
10/96                                                       64                         121                         127
11/96                                                       90                         129                         136
12/96                                                       83                         128                         135
1/97                                                        76                         138                         147
2/97                                                        53                         130                         135
3/97                                                        42                         121                         125
4/97                                                        30                         125                         141
5/97                                                        35                         139                         157
6/97                                                        29                         144                         160
7/97                                                        35                         159                         177
8/97                                                        35                         159                         172
9/97                                                        26                         168                         175
10/97                                                       28                         159                         172
11/97                                                       27                         160                         176
12/97                                                       27                         157                         165
1/98                                                        24                         162                         178
2/98                                                        28                         178                         202
3/98                                                        45                         184                         219
4/98                                                        51                         187                         220
5/98                                                        42                         177                         205
6/98                                                        58                         189                         242
7/98                                                        56                         187                         234
8/98                                                        28                         150                         190
9/98                                                        37                         171                         228
10/98                                                       59                         178                         221
11/98                                                       93                         196                         256
12/98                                                      143                         222                         295
1/99                                                       184                         254                         358
2/99                                                       209                         231                         317
3/99                                                       181                         248                         355
4/99                                                       189                         255                         337
5/99                                                       179                         249                         329

* $100 invested on 10/6/98 in Stock or Index, including reinvestment of dividends. Fiscal year ending May 31.
---------------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                              CERTAIN TRANSACTIONS

     On July 31, 1997, Gary J. Sbona was appointed as the Company's President and Chief Executive Officer, and the Company entered into an agreement with Regent Pacific Management Corporation, a management firm of which Mr. Sbona is the chief executive officer. Pursuant to the original agreement, Regent Pacific agreed to provide management services to the Company, for a fee of $50,000 per week. The management services included the services of Mr. Sbona as Chief Executive Officer and President, and at least three other Regent Pacific personnel as part of the Company's management team. The agreement had a one-year term and the Company retained the option to cancel the agreement after the expiration of the initial 26-week period, with a minimum compensation to Regent Pacific of $1.3 million for that initial period. The agreement required that the Company indemnify Regent Pacific and Mr. Sbona for certain liabilities arising out of the performance of services under the agreement.

     On April 13, 1998, the Company amended its agreement with Regent Pacific to provide that Mr. Sbona and at least four other Regent Pacific personnel would serve as part of the Company's management team. The amendment also served to extend the term of the agreement until August 31, 1999, and to extend the noncancelable period of the agreement until February 28, 1999.

     On March 12, 1999, the Company extended its agreement with Regent Pacific Management Corporation until August 31, 2000. Under this amended agreement, Regent Pacific continues to provide certain services to the Company for a fee of $50,000 per week. The new agreement provides the Company with an option to further extend the term of this agreement through February 2001.

     Mr. Sbona was appointed chairman of the Board of Directors on March 12, 1999. In connection with Mr. Sbona's service as President and Chief Executive Officer, an employee of Verity, the Company's Board of Directors compensation committee granted to him an option to purchase 350,000 shares of the Company's Common Stock, at an exercise price of $5.125 per share. In October 1998, the Board of Directors granted Mr. Sbona another option to purchase an additional 260,000 shares of the Company's Common Stock, at an exercise price of $7.625 per share. In May 1999, the Board of Directors granted Mr. Sbona a third option to purchase an additional 210,000 shares of the Company's Common Stock, at an exercise price of $32.50 per share. The shares subject to these options vest on a monthly basis during the 13-month period ending on February 28, 1999, the 12-month period ending on October 20, 1999, and the 12-month period ending May 25, 2000, respectively, subject to Mr. Sbona's continued employment as the Company's President and Chief Executive Officer. The shares subject to these options shall fully vest upon the occurrence of certain change of control transactions or upon a termination of Mr. Sbona without cause. The options also remain exercisable for one year following the termination of Mr. Sbona's services.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          [FACSIMILE SIGNATURE]

                                          Timothy J. Moore
                                          Secretary

August 16, 1999

A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 1999 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, VERITY, INC., 894 ROSS DRIVE, SUNNYVALE, CALIFORNIA 94089.

                                                        *** PRELIMINARY COPY ***
                                  VERITY, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 1999

        The undersigned hereby appoints Gary J. Sbona and James E. Ticehurst, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Verity, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Verity, Inc. to be held at the Sunnyvale Sheraton, 1100 N. Mathilda Avenue, Sunnyvale, California on Tuesday, September 21, 1999 at 11:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5 AND 6, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:  To elect two directors to hold office until the 2002 Annual Meeting of Stockholders.

[ ]  FOR all nominees listed below              [ ]   WITHHOLD AUTHORITY
     (except as marked to the contrary                to vote for all nominees
     below).                                          listed below.

NOMINEES:    Steven M. Krausz, Charles P. Waite, Jr.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE SUCH NOMINEE(S)' NAME(S) BELOW.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2, 3, 4, 5 AND 6.

PROPOSAL 2:  To approve an amendment to the Company's Certificate of
             Incorporation to increase the authorized number of shares of Common Stock from 30,000,000 shares to 100,000,000 shares and increase the authorized number of shares of Preferred Stock by five (5) shares to 2,000,000 shares.


                                       1.

    [ ]  FOR                     [ ] AGAINST               [ ] ABSTAIN

PROPOSAL 3:  To approve the Company's 1995 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 1,300,000 shares to 2,000,000 shares.

    [ ]  FOR                     [ ] AGAINST               [ ] ABSTAIN

PROPOSAL 4:  To approve the Company's 1995 Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 4,060,836 shares to 5,060,836 shares.

    [ ]  FOR                     [ ] AGAINST               [ ] ABSTAIN

PROPOSAL 5:  To approve the Company's 1995 Outside Directors Stock Option Plan,
             as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan from 200,000 shares to 500,000 shares and to increase the annual grant size from 5,000 shares to 20,000 shares.

    [ ]  FOR                     [ ] AGAINST               [ ] ABSTAIN

                   (Continued and to be signed on other side)


                                       2.

                           (Continued from other side)

PROPOSAL 6:  To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for its fiscal year ending May 31, 2000.

    [ ]  FOR                     [ ] AGAINST               [ ] ABSTAIN

DATED
      -------------------                   ------------------------------------
                                                        SIGNATURE(S)

                                            Please sign exactly as your name
                                            appears hereon. If the stock is
                                            registered in the names of two or
                                            more persons, each should sign.
                                            Executors, administrators, trustees,
                                            guardians and attorneys-in-fact
                                            should add their titles. If signer
                                            is a corporation, please give full
                                            corporate name and have a duly
                                            authorized officer sign, stating
                                            title. If signer is a partnership,
                                            please sign in partnership name by
                                            authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.


                                       3.

                                  VERITY, INC.

                        1995 EMPLOYEE STOCK PURCHASE PLAN

                     (AS AMENDED THROUGH SEPTEMBER 21, 1999)

      1.    ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

            1.1 ESTABLISHMENT. The Verity, Inc. 1995 Employee Stock Purchase Plan (the "PLAN") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "EFFECTIVE DATE").

            1.2 PURPOSE. The purpose of the Plan to provide Eligible Employees of the Participating Company Group with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

            1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

      2.    DEFINITIONS AND CONSTRUCTION.

            2.1 DEFINITIONS. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                  (c) "COMMITTEE" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                  (d) "COMPANY" means Verity, Inc., a Delaware corporation, or any successor corporation thereto.

                  (e) "COMPENSATION" means, with respect to an Offering Period under the Plan, all amounts paid in cash in the forms of base salary, commissions, overtime, bonuses,


                                       1.

annual awards, other incentive payments, shift premiums, and all other compensation paid in cash during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in
Section 401(k) or Section 125 of the Code. Compensation shall not include reimbursements of expenses, allowances, long-term disability, workers' compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

                  (f) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

                  (g) "EMPLOYEE" means any person treated as an employee of a Participating Company for purposes of Section 423 of the Code (including an officer or a Director who is also treated as an employee); provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while such individual is on a military leave, sick leave or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event an individual's leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. All such determinations by the Company shall be, for purposes of an individual's participation in or other rights under the Plan as of the time of the Company's determination, final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

                  (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (i) "FAIR MARKET VALUE" means, as of any date, if there is then a public market for the Stock, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse. Notwithstanding the foregoing, the Fair Market


                                       2.

Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the initial public offering of the Stock.

                  (j) "OFFERING" means an offering of Stock as provided in
Section 6.

                  (k) "OFFERING DATE" means, for any Offering Period, the first day of such Offering Period.

                  (l) "OFFERING PERIOD" means a period determined in accordance with Section 6.1.

                  (m) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                  (n) "PARTICIPANT" means an Eligible Employee participating in the Plan.

                  (o) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation which the Board determines should be included in the Plan. The Board shall have the sole and absolute discretion to determine from time to time what Parent Corporations or Subsidiary Corporations shall be Participating Companies.

                  (p) "PARTICIPATING COMPANY GROUP" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

                  (q) "PURCHASE DATE" means, for any Purchase Period, the last day of such Purchase Period.

                  (r) "PURCHASE PERIOD" means a period determined in accordance with Section 6.2.

                  (s) "PURCHASE PRICE" means the price at which a share of Stock may be purchased pursuant to the Plan, as determined in accordance with Section 9.

                  (t) "PURCHASE RIGHT" means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan or any Offering at any time during an Offering Period.

                  (u) "STOCK" means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.


                                       3.

                  (v) "SUBSCRIPTION AGREEMENT" means a written agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

                  (w) "SUBSCRIPTION DATE" means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

                  (x) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

            2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      3.    ADMINISTRATION.

            3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or such Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

            3.2 AUTHORITY OF OFFICERS. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

            3.3 POLICIES AND PROCEDURES ESTABLISHED BY THE COMPANY. The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements


                                       4.

of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

      4.    SHARES SUBJECT TO PLAN.

            4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million (2,000,000) and shall consist of authorized but unissued or reacquired shares of the Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

            4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to each Purchase Right and in the Purchase Price. If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

      5.    ELIGIBILITY.

            5.1 EMPLOYEES ELIGIBLE TO PARTICIPATE. Any Employee of a Participating Company is eligible to participate in the Plan except the following:

                  (a) Employees who are customarily employed by the Participating Company Group for twenty (20) hours or less per week; or

                  (b) Employees who are customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

            5.2 EXCLUSION OF CERTAIN SHAREHOLDERS. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, such Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%)


                                       5.

or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

            5.3 EXCLUSION OF LEASED EMPLOYEES. Notwithstanding anything herein to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an "Employee" of such Participating Company.

      6.    OFFERINGS.

            6.1 OFFERING PERIODS. Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of approximately twelve (12) months duration or such other duration as the Board shall determine (an "OFFERING PERIOD"); provided, however that the first Offering Period shall commence on the Effective Date and end on September 30, 1997 (the "INITIAL OFFERING PERIOD". Subsequent Offerings shall commence on the first days of April and October of each year and end on the last days of the first March and September, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings or different commencing or ending dates for such Offerings; provided, however, that no Offering may exceed a term of twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

            6.2 PURCHASE PERIODS. Each Offering Period shall consist of two (2) consecutive purchase periods of approximately six (6) months duration (except the Initial Offering Period which consisted of four (4) purchase periods (Effective Date to March 31, 1996; April 1, 1996 to September 30, 1996; October 1, 1996 to March 31, 1997; and April 1, 1997 to September 30, 1997)) or such other number or duration as the Board shall determine (individually, a "PURCHASE PERIOD"). A Purchase Period commencing on the first day of April shall end on the last day of the next following September. A Purchase Period commencing on the first day of October shall end on the last day of the next following March. Notwithstanding the foregoing, the Board may establish a different term for one or more Purchase Periods or different commencing or ending dates for such Purchase Periods. If the first or last day of a Purchase Period is not a day on which the national securities exchanges or Nasdaq Stock Market are open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

            6.3 GOVERNMENTAL APPROVAL; STOCKHOLDER APPROVAL. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals or qualifications of the sale or issuance of the Purchase Rights or the shares of Stock and (b) obtaining stockholder approval of the Plan. Notwithstanding the foregoing, stockholder approval shall not be necessary in order to grant any Purchase Right granted in the Plan's Initial Offering Period; provided, however, that


                                       6.

the exercise of any such Purchase Right shall be subject to obtaining stockholder approval of the Plan.

      7.    PARTICIPATION IN THE PLAN.

            7.1 INITIAL PARTICIPATION. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for such Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

            7.2 CONTINUED PARTICIPATION. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section 7.2, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement. Eligible Employees may not participate simultaneously in more than one Offering.

      8.    RIGHT TO PURCHASE SHARES.

            8.1 GRANT OF PURCHASE RIGHT. Except as set forth below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase that number of whole shares of Stock determined by dividing Fifty Thousand Dollars ($50,000) by the Fair Market Value of a share of Stock on such Offering Date; provided, however, that such number shall not exceed five thousand (5,000) shares. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. Shares of Stock may only be purchased through a Participant's payroll deductions pursuant to Section 10.

            8.2 PRO RATA ADJUSTMENT OF PURCHASE RIGHT. Notwithstanding the provisions of Section 8.1, if the Board establishes an Offering Period of less than twenty-three and one-half (23 1/2) months in duration or more than twenty-four and one-half (24 1/2) months in


                                       7.

duration, then (a) the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months in the Offering Period and rounding to the nearest whole dollar, and (b) the share amount in Section 8.1 shall be determined by multiplying 208.33 shares by the number of months in the Offering Period and rounding to the nearest whole share. For purposes of the preceding sentence, fractional months shall be rounded to the nearest whole month.

            8.3 CALENDAR YEAR PURCHASE LIMITATION. Notwithstanding any provision of the Plan to the contrary, no Purchase Right shall entitle a Participant to purchase shares of Stock under the Plan at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of
Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right has been outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section 8.3 shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

      9. PURCHASE PRICE. The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right granted with respect to such Offering Period shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

       10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION. Shares of Stock which are acquired pursuant to the exercise of all or any portion of a Purchase Right for an Offering Period may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period.

            10.1 AMOUNT OF PAYROLL DEDUCTIONS. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period shall be determined by the Participant's Subscription Agreement. The Subscription Agreement shall set forth the percentage or dollar amount of the Participant's Compensation to be deducted on each payday during an Offering Period, which, except as a result of an election pursuant to Section 10.3 to stop payroll deductions made effective following the first payday during an Offering, shall be not less than one dollar ($1.00) or more than twenty percent (20%) of the Participant's Compensation otherwise payable on such payday. Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of any future Offering Date.


                                       8.

            10.2 COMMENCEMENT OF PAYROLL DEDUCTIONS. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

            10.3 ELECTION TO CHANGE OR STOP PAYROLL DEDUCTIONS. During an Offering Period, a Participant may elect to increase or decrease the amount deducted or to stop deductions from his or her Compensation by delivering to the Company's designated office an amended Subscription Agreement authorizing such change on or before the "Change Notice Date." The "CHANGE NOTICE DATE" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant subsequently withdraws from the Offering or the Plan as provided in Sections
12.1 and 12.2, respectively, or is automatically withdrawn from the Offering as provided in Section 12.3.

            10.4 PARTICIPANT ACCOUNTS. Individual Plan bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

            10.5 NO INTEREST PAID. Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

      11.   PURCHASE OF SHARES.

            11.1 EXERCISE OF PURCHASE RIGHT. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Offering or the Plan or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date by a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.

            11.2 PRO RATA ALLOCATION OF SHARES. In the event the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.


                                       9.

            11.3 DELIVERY OF CERTIFICATES. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

            11.4 RETURN OF CASH BALANCE. Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain such amount in the Participant's Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

            11.5 TAX WITHHOLDING. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

            11.6 EXPIRATION OF PURCHASE RIGHT. Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.

            11.7 REPORTS TO PARTICIPANTS. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the Fair Market Value of such shares, the date of purchase and cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. Each Participant shall be provided information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

      12.   WITHDRAWAL FROM OFFERING OR PLAN.

            12.1 WITHDRAWAL FROM AN OFFERING. A Participant may withdraw from an Offering by signing and delivering to the Company's designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws after the Purchase Date of a Purchase Period during the Offering, the withdrawal shall


                                      10.

not affect shares of Stock acquired by the Participant on such Purchase Date. Unless otherwise elected by the Participant, withdrawal from an Offering shall not result in the Participant's withdrawal from the Plan or any succeeding Offering therein. By withdrawing from an Offering effective as of the close of a given Purchase Date, a Participant may have shares of Stock purchased on such Purchase Date and immediately commence participation in the new Offering commencing immediately after such Purchase Date. A Participant is prohibited from again participating in an Offering at any time following withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Offering be on file with the Company's designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal from an Offering.

            12.2 WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan by signing and delivering to the Company's designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, if a Participant withdraws from the Plan after the Purchase Date of a Purchase Period, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily elects to withdraw from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company's designated office for a reasonable period prior to the effectiveness of the Participant's withdrawal from the Plan.

            12.3 AUTOMATIC WITHDRAWAL FROM AN OFFERING. If the Fair Market Value of a share of Stock on a Purchase Date other than the final Purchase Date of an Offering is less than the Fair Market Value of a share of Stock on the Offering Date of the Offering, then every Participant automatically shall be (a) withdrawn from such Offering at the close of such Purchase Date and after the acquisition of shares of Stock for the Purchase Period and (b) enrolled in the Offering commencing on the first business day subsequent to such Purchase Date. A Participant may elect not to be automatically withdrawn from an Offering pursuant to this Section 12.3 by delivering to the Company's designated office not later than the close of business on the Purchase Date a written notice indicating such election.

            12.4 RETURN OF PAYROLL DEDUCTIONS. Upon a Participant's voluntary withdrawal from an Offering or the Plan pursuant to Sections 12.1 or 12.2, respectively, or automatic withdrawal from an Offering pursuant to Section 12.3, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares of Stock (except, in the case of an automatic withdrawal pursuant to Section 12.3, for an amount necessary to purchase an additional whole share as provided in Section 11.4) shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant's interest in the Offering or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

      13. TERMINATION OF EMPLOYMENT OR ELIGIBILITY. Termination of a Participant's employment with the Company for any reason, including retirement, disability or death or the


                                      11.

failure of a Participant to remain an Eligible Employee, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

      14.   TRANSFER OF CONTROL.

            14.1  DEFINITIONS.

                  (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                  (b) A "TRANSFER OF CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                  (c) EFFECT OF TRANSFER OF CONTROL ON PURCHASE RIGHTS. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may assume the Company's rights and obligations under the Plan or substitute substantially equivalent Purchase Rights for stock of the Acquiring Corporation. If the Acquiring Corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board may, in its sole discretion and notwithstanding any other provision herein to the contrary, adjust the Purchase Date of the then current Purchase Period to a date on or before the date of the Transfer of Control, but shall not adjust the number of shares of Stock subject to any Purchase Right. All Purchase Rights which are neither assumed or substituted for by the Acquiring Corporation in connection with the


                                      12.

Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Purchase Rights immediately prior to an Ownership Change Event described in Section 15.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of section 1504(a) of the Code without regard to the provisions of section 1504(b) of the Code, the outstanding Purchase Rights shall not terminate unless the Board otherwise provides in its sole discretion.

       15. NONTRANSFERABILITY OF PURCHASE RIGHTS. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective Subscription Agreement and may be referred to on the certificates evidencing such shares.

      16. RESTRICTION ON ISSUANCE OF SHARES. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

      17. RIGHTS AS A STOCKHOLDER AND EMPLOYEE. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate for the shares of Stock being purchased pursuant to the exercise of the Participant's Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the


                                      13.

Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

      18. LEGENDS. The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

      "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE _______, ____, THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE."

       19. NOTIFICATION OF SALE OF SHARES. The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

      20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement


                                      14.

is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

      22. AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to
Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies.

      23. CONTINUATION OF INITIAL PLAN AS TO OUTSTANDING PURCHASE RIGHTS. Any other provision of the Plan to the contrary notwithstanding, the terms of the Plan as in effect prior to its amendment on September 25,1997 shall remain in effect and apply to all Purchase Rights granted pursuant to the Plan prior to such amendment.


                                      15.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Verity, Inc. 1995 Employee Stock Purchase Plan as duly adopted by the Board on June 15, 1995 and amended through September 21, 1999.


            ---------------------------------
            Secretary



                                             -----------------------------------


                                      16.

                                  VERITY, INC.

                             1995 STOCK OPTION PLAN

                    (AS AMENDED THROUGH SEPTEMBER 21, 1999)


      1.    ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

            1.1 ESTABLISHMENT. The Verity, Inc. 1988 Stock Option Plan was initially established effective as of August 31, 1988 (the "INITIAL PLAN"). The Initial Plan is hereby amended and restated in its entirety as the Verity, Inc. 1995 Stock Option Plan (the "PLAN") effective immediately prior to the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "EFFECTIVE DATE").

            1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

            1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from July 19, 1996. Notwithstanding the foregoing, if the maximum number of shares of Stock issuable pursuant to the Plan as provided in Section 4.1 has been increased at any time, all Incentive Stock Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Stock issuable under the Plan was approved by the stockholders of the Company or (b) the date such amendment was adopted by the Board.

      2.    DEFINITIONS AND CONSTRUCTION.

            2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                  (c) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                  (d) "COMPANY" means Verity, Inc., a Delaware corporation, or any successor corporation thereto.

                  (e) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                  (f) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                  (g) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                  (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (i) "FAIR MARKET VALUE" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

                  (j) "INCENTIVE STOCK OPTION" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                  (k) "INSIDER" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                  (l) "NONSTATUTORY STOCK OPTION" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                  (m) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                  (n) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                  (o) "OPTION RESERVE INCREASE" means the increase of four hundred thousand (400,000) shares of Stock issuable under the Plan which was approved by the Board on July 19, 1996.

                  (p) "OPTIONEE" means a person who has been granted one or more Options.

                  (q) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                  (r) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                  (s) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                  (t) "RULE 16B-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                  (u) "SECTION 162(m)" means Section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66).

                  (v) "STOCK" means the common stock, $0.001 par value, of the Company, as adjusted from time to time in accordance with Section 4.2.

                  (w) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  (x) "TEN PERCENT OWNER OPTIONEE" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

            2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term "or" shall include the conjunctive as well as the disjunctive.

      3.    ADMINISTRATION.

            3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

            3.2 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                  (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                  (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

                  (c) to determine the Fair Market Value of shares of Stock or other property;

                  (d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of employment or service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                  (e) to approve one or more forms of Option Agreement;

                  (f) to amend, modify, extend, or renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof; provided, however, that without the approval of the Company's stockholders, the Board may not amend an Option granted from the Option Reserve Increase to decrease the exercise price thereof, or grant a new Option in substitution therefor;

                  (g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of employment or service with the Participating Company Group;

                  (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                  (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

            3.3 COMMITTEE COMPLYING WITH SECTION 162(m). If a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), the Board may establish a Committee of "outside directors" within the meaning of
Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

      4.    SHARES SUBJECT TO PLAN.

            4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be five million sixty thousand eight hundred thirty-six (5,060,836) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

            4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, the Option Reserve Increase and to any outstanding Options, in the Section 162(m) Grant Limit set forth in Section 5.5, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

      5.    ELIGIBILITY AND OPTION LIMITATIONS.

            5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees" shall include prospective Employees to whom Options are granted in connection with written offers of employment with the Participating Company Group, and "Consultants" shall include prospective Consultants to whom Options are granted in connection with written offers of engagement with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

            5.2 DIRECTORS SERVING ON COMMITTEE. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, no member of a Committee established to administer the Plan in compliance with the "disinterested administration" requirements of Rule 16b-3, while a member, shall be eligible to be granted an Option.

            5.3 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with
Section 6.1.

            5.4 FAIR MARKET VALUE LIMITATION. To the extent that the aggregate Fair Market Value of stock with respect to which options designated as Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all stock option plans of the Participating Company Group, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.4, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this
Section 5.4, the Optionee may designate which portion of such Option the Optionee is exercising and may request that separate certificates representing each such portion be issued upon the exercise of the Option. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first.

            5.5 SECTION 162(m) GRANT LIMIT. Subject to adjustment as provided in
Section 4.2, at any such time as a Participating Company is a "publicly held corporation" within the meaning of Section 162(m), no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than five hundred thousand (500,000) shares (the "SECTION 162(m) GRANT LIMIT").

      6. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

            6.2 EXERCISE PERIOD. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences service with a Participating Company, and (d) no Option granted from the Option Reserve Increase shall be exercisable after the expiration of eight (8) years after the effective date of grant of such Option.

            6.3 PAYMENT OF EXERCISE PRICE.

                  (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in
Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                  (b) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                  (c) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                  (d) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

            6.4 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

            6.5 REPURCHASE RIGHTS. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its sole discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

      7.    STANDARD FORMS OF OPTION AGREEMENT.

            7.1 INCENTIVE STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

            7.2 NONSTATUTORY STOCK OPTIONS. Unless otherwise provided by the Board at the time the Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

            7.3 STANDARD TERM OF OPTIONS. Except as otherwise provided in
Section 6.2 or by the Board in the grant of an Option, (a) any Incentive Stock Option granted hereunder (except for Incentive Stock Options granted from the Option Reserve Increase) shall have a term of ten (10) years from the effective date of grant of the Option, and (b) any Incentive Stock Option granted from the Option Reserve Increase shall have a term of eight (8) years from the effective date of grant of the Option.

            7.4 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

      8.    TRANSFER OF CONTROL.

            8.1   DEFINITIONS.

                  (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv) a liquidation or dissolution of the Company.

                  (b) A "TRANSFER OF CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

            8.2 EFFECT OF TRANSFER OF CONTROL ON OPTIONS. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its sole discretion.

      9. PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the

Company's common stockholders.

      10. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

      11. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

      12. TERMINATION OR AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no expansion in the class of persons eligible to receive Nonstatutory Stock Options. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law or government regulation.

      13. CONTINUATION OF INITIAL PLAN AS TO OUTSTANDING OPTIONS. Any other provision of the Plan to the contrary notwithstanding, the terms of the Initial Plan shall remain in effect and apply to all Options granted pursuant to the Initial Plan.

      IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing is the Verity, Inc. 1995 Stock Option Plan, as amended through September 21, 1999.


                                          --------------------------------------
                                          Secretary


                                          --------------------------------------

                                  VERITY, INC.

                    1995 OUTSIDE DIRECTORS STOCK OPTION PLAN
                     (AS AMENDED THROUGH SEPTEMBER 21, 1999)

      1.    ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

            1.1 ESTABLISHMENT. The Verity, Inc. 1995 Outside Directors Stock Option Plan (the "PLAN") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Exchange Act (the "EFFECTIVE DATE").

            1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain highly qualified persons to serve as Outside Directors of the Company and by creating additional incentive for Outside Directors to promote the growth and profitability of the Participating Company Group.

            1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

      2.    DEFINITIONS AND CONSTRUCTION.

            2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                  (c) "COMMITTEE" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                  (d) "COMPANY" means Verity, Inc., a Delaware corporation, or any successor corporation thereto.

                  (e) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.


                                       1.

                  (f) "DIRECTOR" means a member of the Board or the board of directors of any other Participating Company.

                  (g) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                  (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (i) "FAIR MARKET VALUE" means, as of any date, if there is then a public market for the Stock, the closing price of the Stock (or the mean of the closing bid and asked prices of the Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System, the NASDAQ National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on NASDAQ, the NASDAQ National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (j) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

                  (k) "OPTIONEE" means a person who has been granted one or more Options.

                  (l) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

                  (m) "OUTSIDE DIRECTOR" means a Director of the Company who is not an Employee.

                  (n) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                  (o) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                  (p) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.


                                       2.

                  (q) "RULE 16B-3" means Rule 16b-3 as promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                  (r) "SERVICE" means the Optionee's service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

                  (s) "STOCK" means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.

                  (t) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  (u) CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

      3.    ADMINISTRATION.

            3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

            3.2 LIMITATIONS ON AUTHORITY OF THE BOARD. Notwithstanding any other provision herein to the contrary, the Board shall have no authority, discretion, or power to select the Outside Directors who will receive Options, to set the exercise price of the Options, to determine the number of shares of Stock to be subject to an Option or the time at which an Option shall be granted, to establish the duration of an Option, or to alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan.

      4.    SHARES SUBJECT TO PLAN.


                                       3.

            4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be five hundred thousand (500,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

            4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the "Initial Option" and "Anniversary Option" (as defined in Section 6.1), and to any outstanding Options, and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

      5.    ELIGIBILITY AND TYPE OF OPTIONS.

            5.1 PERSONS ELIGIBLE FOR OPTIONS. An Option shall be granted only to a person who, at the time of grant, is an Outside Director.

            5.2 OPTIONS AUTHORIZED. Options shall be nonstatutory stock options; that is, options which are not treated as incentive stock options within the meaning of Section 422(b) of the Code.

      6. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            6.1 AUTOMATIC GRANT OF OPTIONS. Subject to execution by an Outside Director of the appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:


                                       4.

                  (a) INITIAL OPTION. Each Outside Director first elected or appointed to the Board on or after the Effective Date shall be granted an Option to purchase twenty thousand (20,000) shares of Stock on the date of such initial election or appointment (an "INITIAL OPTION"). Notwithstanding anything herein to the contrary, a Director of the Company who previously did not qualify as an Outside Director shall not receive an Initial Option in the event that such Director subsequently becomes an Outside Director.

                  (b) ANNUAL OPTION. Each Outside Director (including any Outside Director first elected or appointed to the Board prior to the Effective Date or any Director of the Company who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted, on the date of each annual meeting of the stockholders of the Company (an "ANNUAL MEETING") following which such person remains an Outside Director, an Option to purchase twenty thousand (20,000) shares of Stock (an "ANNUAL OPTION"). Notwithstanding the foregoing, an Outside Director who has not served continuously as Director of the Company for more than six (6) months prior to the date of an Annual Meeting shall not receive an Annual Option at such Annual Meeting.

                  (c) RIGHT TO DECLINE OPTION. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

            6.2 EXERCISE PRICE. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

            6.3 EXERCISE PERIOD. Each Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

            6.4 RIGHT TO EXERCISE OPTIONS.

                  (a) INITIAL OPTION. Except as otherwise provided in the Plan or in the Option Agreement, an Initial Option shall (i) first become exercisable on the date which is one (1) year after the date on which the Initial Option was granted (the "INITIAL OPTION VESTING DATE"); and (ii) be exercisable on and after the Initial Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Initial Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:

      Vested Ratio

      Prior to Initial Option Vesting Date                  0


                                       5.

      On Initial Option Vesting Date,                    1/4
      provided the Optionee's Service
      is continuous from the date of grant
      of the Initial Option until the
      Initial Option Vesting Date

      Plus

      For each full month of                            1/48
      of the Optionee's continuous
      Service from the Initial
      Option Vesting Date until the
      Vested Ratio equals 1/1, an
      additional

            6.5 ANNUAL OPTION. Except as otherwise provided in the Plan or in the Option Agreement, an Annual Option shall (i) first become exercisable on the date which is thirty-seven (37) months after the date on which the Annual Option was granted (the "ANNUAL OPTION VESTING DATE"); and (ii) be exercisable on and after the Annual Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Annual Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:

      Vested Ratio

      Prior to Annual                                   0
      Option Vesting Date

      On Annual Option Vesting Date,                 1/12
      provided the Optionee's Service
      is continuous from the date of grant
      of the Annual Option until the
      Annual Option Vesting Date

      Plus

      For each full month of                         1/12
      of the Optionee's continuous
      Service from the Annual Option
      Vesting Date until the Vested
      Ratio equals 1/1, an
      additional

            6.6 Payment of Exercise Price.

                  (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to


                                       6.

the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), or (iv) by any combination thereof.

                  (b) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                  (c) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

            6.7 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied.

      7.    STANDARD FORM OF OPTION AGREEMENT.

            7.1 INITIAL OPTION. Unless otherwise provided for by the Board at the time an Initial Option is granted, each Initial Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Initial Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

            7.2 ANNUAL OPTION. Unless otherwise provided for by the Board at the time an Annual Option is granted, each Annual Option shall comply with and be subject to the terms and conditions set forth in the form of Nonstatutory Stock Option Agreement for Outside Directors (Annual Option) adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.


                                       7.

            7.3 AUTHORITY TO VARY TERMS. Subject to the limitations set forth in
Section 3.2, the Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee upon the exercise of an Option in the event such Optionee's Service is terminated for any reason. In no event, however, shall the Board be permitted to vary the terms of any standard form of Option Agreement if such change would cause the Plan to cease to qualify as a formula plan pursuant to Rule 16b-3 at any such time as any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act.

      8.    TRANSFER OF CONTROL.

            8.1   DEFINITIONS.

                  (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                        (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                        (ii) a merger or consolidation in which the Company is a party;

                        (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                        (iv) a liquidation or dissolution of the Company.

                  (b) A "TRANSFER OF CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the


                                       8.

Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

            8.2 EFFECT OF TRANSFER OF CONTROL ON OPTIONS. In the event of a Transfer of Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten
(10) days prior to the date of the Transfer of Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Transfer of Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

      9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

      10. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such


                                       9.

action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

      11. TERMINATION OR AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no expansion in the class of persons eligible to receive Options. Furthermore, to the extent required by Rule 16b-3, provisions of the Plan addressing eligibility to participate in the Plan and the amount, price and timing of Options shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law or government regulation.


                              -------------------------------------------

      IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Verity, Inc. 1995 Outside Directors Stock Option Plan as duly adopted by the Board on June 15, 1995 and amended through September 21, 1999.

                              -------------------------------------------
                                               Secretary



                                      10.